EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Chris Hepler (412) 225-3717

MSA Safety Announces Third Quarter Results
Strong demand and focused execution drive double-digit sales and earnings growth

PITTSBURGH, October 26, 2022 - Global safety equipment manufacturer MSA Safety Incorporated (NYSE: MSA) today reported financial results for the third quarter of 2022.

Quarterly Highlights

•Total sales were $382 million, increasing 12% organically from a year ago on a reported basis and 16% on a constant currency basis.

•GAAP operating income was $64 million or 16.8% of sales, compared to $32 million or 9.5% of sales in the same period a year ago. Adjusted operating income was $75 million or 19.7% of sales, compared to $54 million or 16.0% of sales in the same period a year ago.

•GAAP earnings were $45 million or $1.14 per diluted share, compared to $21 million or $0.54 per diluted share in the same period a year ago. Adjusted earnings were $57 million or $1.45 per diluted share, compared to $39 million or $1.00 per diluted share in the same period a year ago.

•Operating cash flow was $64 million, compared to $46 million in the same period a year ago.

•MSA funded $18 million of dividends on its common stock and deployed $2 million for share repurchases in the quarter.

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Comments from Management

“MSA delivered an excellent quarter in a challenging environment,” said Nish Vartanian, MSA Safety Chairman, President and Chief Executive Officer. “Our team's dedication and focus on our customers resulted in strong sales growth, margin expansion, and cash flow generation.” He added that the 16% constant currency increase in sales was broad-based across the product portfolio and consisted of both strategic pricing and volume expansion.

“We continued to see robust demand with double-digit order growth across the business. Overall, we ended the quarter with record backlog and a book-to-bill above 1x resulting from strong demand and ongoing supply chain challenges,” Mr. Vartanian said.

“Our third quarter results reflect the strength of our differentiated product portfolio, leading positions in attractive end markets, and focused commercial execution. We remain encouraged by this performance and, in looking ahead, we are continuing to invest in developing new safety technologies that advance the MSA mission, contribute to profitable growth, and drive stakeholder value - all while navigating through the current macroeconomic uncertainties,” Mr. Vartanian concluded.

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MSA Safety Incorporated
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Net sales	$381,694	$340,197	$1,084,699	$989,915
Cost of products sold	212,299	190,758	608,120	552,693
Gross profit	169,395	149,439	476,579	437,222

Selling, general and administrative	82,753	87,450	247,378	246,339
Research and development	14,416	14,946	43,017	42,149
Restructuring charges	899	3,853	3,146	12,239
Currency exchange losses (gains), net	2,979	100	4,788	(359)
Product liability expense	4,035	10,688	9,733	25,235
Operating income	64,313	32,402	168,517	111,619

Interest expense	5,962	3,764	14,158	7,847
Other income, net	(2,359)	(2,266)	(15,121)	(8,773)
Total other expense (income), net	3,603	1,498	(963)	(926)

Income before income taxes	60,710	30,904	169,480	112,545
Provision for income taxes	15,804	9,724	41,339	29,281
Net income	44,906	21,180	128,141	83,264
Net income attributable to noncontrolling interests	—	—	—	(448)
Net income attributable to MSA Safety Incorporated	$44,906	$21,180	$128,141	$82,816

Earnings per share attributable to MSA Safety Incorporated common shareholders:
Basic	$1.15	$0.54	$3.26	$2.11
Diluted	$1.14	$0.54	$3.25	$2.10

Basic shares outstanding	39,172	39,194	39,243	39,152
Diluted shares outstanding	39,299	39,430	39,414	39,424

*Prior periods have been adjusted to reflect the change in inventory accounting method, as described in the Company's fiscal 2021 Annual Report on Form 10-K.
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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	September 30, 2022	December 31, 2021
Assets
Cash and cash equivalents	$159,613	$140,895
Trade receivables, net	249,298	254,187
Inventories	349,664	280,617
Notes receivable, insurance companies	5,901	3,914
Other current assets	97,624	113,191
Total current assets	862,100	792,804

Property, plant and equipment net	199,530	207,793
Prepaid pension cost	182,794	163,283
Goodwill	607,161	636,858
Intangible assets, net	281,461	306,948
Notes receivable, insurance companies, noncurrent	38,428	44,626
Insurance receivable, noncurrent	115,381	121,609
Other noncurrent assets	100,434	122,475
Total assets	$2,387,289	$2,396,396

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$6,820	$—
Accounts payable	104,972	106,780
Other current liabilities	237,346	223,826
Total current liabilities	349,138	330,606

Long-term debt, net	597,844	597,651
Pensions and other employee benefits	173,654	189,973
Deferred tax liabilities	30,409	33,337
Product liability and other noncurrent liabilities	393,829	410,441
Total shareholders' equity	842,415	834,388
Total liabilities and shareholders' equity	$2,387,289	$2,396,396

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Net income	$44,906	$21,180	$128,141	$83,264
Depreciation and amortization	13,796	14,182	41,883	36,270
Change in working capital and other operating	5,225	10,867	(66,121)	10,609
Cash flow from operating activities	63,927	46,229	103,903	130,143

Capital expenditures	(8,948)	(10,675)	(28,753)	(30,963)
Acquisitions, net of cash acquired	—	(329,445)	—	(392,437)
Change in short-term investments	10,113	1,017	24,320	26,062
Property disposals and other investing	38	(5,309)	38	(5,249)
Cash flow from (used in) investing activities	1,203	(344,412)	(4,395)	(402,587)

Change in debt	(10,000)	281,855	27,000	308,859
Cash dividends paid	(18,046)	(17,255)	(53,447)	(51,322)
Other financing	1,656	(19,715)	(29,716)	(24,107)
Cash flow (used in) from financing activities	(26,390)	244,885	(56,163)	233,430

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(13,024)	(3,270)	(23,498)	(4,177)

Increase (decrease) in cash, cash equivalents and restricted cash	$25,716	$(56,568)	$19,847	$(43,191)
*Prior periods have been adjusted to reflect the change in inventory accounting method, as described in the Company's fiscal 2021 Annual Report on Form 10-K.

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Three Months Ended September 30, 2022
Net sales to external customers	$276,082	$105,612	$—	$381,694
Operating income				64,313
Operating margin %				16.8%
Restructuring charges				899
Currency exchange losses, net				2,979
Product liability expense				4,035
Acquisition related costs (a)				2,899
Adjusted operating income (loss)	75,088	8,448	(8,411)	75,125
Adjusted operating margin %	27.2%	8.0%		19.7%
Depreciation and amortization (b)				11,518
Adjusted EBITDA	83,945	10,980	(8,282)	86,643
Adjusted EBITDA margin %	30.4%	10.4%		22.7%

Three Months Ended September 30, 2021
Net sales to external customers	$229,076	$111,121	$—	$340,197
Operating income				32,402
Operating margin %				9.5%
Restructuring charges				3,853
Currency exchange losses, net				100
Product liability expense				10,688
Acquisition related costs (a)				7,351
Adjusted operating income (loss)	47,624	12,780	(6,010)	54,394
Adjusted operating margin %	20.8%	11.5%		16.0%
Depreciation and amortization (b)				11,823
Adjusted EBITDA	55,774	16,323	(5,880)	66,217
Adjusted EBITDA margin %	24.3%	14.7%		19.5%

*Prior period has been adjusted to reflect the change in inventory accounting method, as described in the Company's fiscal 2021 Annual Report on Form 10-K. Adjustments were made to Americas and International.
(a) Acquisition related costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during due diligence and integration. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income. Acquisition related costs also include the acquisition related amortization, which is included in cost of products sold in the unaudited Condensed Consolidated Statements of Income.
(b) Excludes acquisition related amortization, which is included in acquisition related costs above.
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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Nine Months Ended September 30, 2022
Net sales to external customers	$754,116	$330,583	$—	$1,084,699
Operating income				168,517
Operating margin %				15.5%
Restructuring charges				3,146
Currency exchange losses, net				4,788
Product liability expense				9,733
Acquisition related costs (a)				8,398
Adjusted operating income (loss)	184,664	34,674	(24,756)	194,582
Adjusted operating margin %	24.5%	10.5%		17.9%
Depreciation and amortization (b)				34,961
Adjusted EBITDA	210,201	43,708	(24,366)	229,543
Adjusted EBITDA margin %	27.9%	13.2%		21.2%

Nine Months Ended September 30, 2021
Net sales to external customers	$655,123	$334,792	$—	$989,915
Operating income				111,619
Operating margin %				11.3%
Restructuring charges				12,239
Currency exchange gains, net				(359)
Product liability expense				25,235
Acquisition related costs (a)				11,891
Adjusted operating income (loss)	142,160	41,982	(23,517)	160,625
Adjusted operating margin %	21.7%	12.5%		16.2%
Depreciation and amortization (b)				33,716
Adjusted EBITDA	165,243	52,283	(23,185)	194,341
Adjusted EBITDA margin %	25.2%	15.6%		19.6%

*Prior period has been adjusted to reflect the change in inventory accounting method, as described in the Company's fiscal 2021 Annual Report on Form 10-K. Adjustments were made to Americas and International.
(a) Acquisition related costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during due diligence and integration. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income. Acquisition related costs also include the acquisition related amortization, which is included in cost of products sold in the unaudited Condensed Consolidated Statements of Income.
(b) Excludes acquisition related amortization, which is included in acquisition related costs above.
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The Americas segment is comprised of our operations in Northern North American and Latin American geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.
Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange gains / losses, product liability expense, acquisition related costs, including acquisition related amortization. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment net sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment net sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The Company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended September 30, 2022
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	30%	11%	19%	(6)%	10%	(1)%	13%	9%	12%
Plus: Currency translation effects	4%	4%	3%	4%	3%	5%	3%	7%	4%
Constant currency sales change	34%	15%	22%	(2)%	13%	4%	16%	16%	16%
Less: Acquisitions	—%	—%	—%	—%	—%	—%	—%	—%	—%
Organic constant currency sales change	34%	15%	22%	(2)%	13%	4%	16%	16%	16%

	Nine Months Ended September 30, 2022
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	17%	2%	15%	3%	23%	(7)%	11%	(5)%	10%
Plus: Currency translation effects	4%	3%	2%	2%	2%	4%	3%	5%	3%
Constant currency sales change	21%	5%	17%	5%	25%	(3)%	14%	—%	13%
Less: Acquisitions	—%	—%	—%	—%	16%	—%	4%	—%	4%
Organic constant currency sales change	21%	5%	17%	5%	9%	(3)%	10%	—%	9%

*Fixed Gas and Flame Detection includes the impact of the Bacharach     acquisition completed on July 1, 2021. Acquisition constant currency revenue growth represents six months of Bacharach net sales from January 1, 2022 through June 30, 2022.

Organic constant currency sales change is a non-GAAP financial measure provided by the Company to give a better understanding of the Company's underlying business performance. Organic constant currency sales change is calculated by deducting the percentage impact from acquisitions and currency translation effects from the overall percentage change in net sales.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended September 30, 2022
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	53%	23%	19%	(3)%	16%	—%	22%	9%	21%
Plus: Currency translation effects	—%	—%	1%	1%	—%	1%	—%	2%	—%
Constant currency sales change	53%	23%	20%	(2)%	16%	1%	22%	11%	21%
Less: Acquisitions	—%	—%	—%	—%	—%	—%	—%	—%	—%
Organic constant currency sales change	53%	23%	20%	(2)%	16%	1%	22%	11%	21%

	Nine Months Ended September 30, 2022
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	27%	5%	17%	7%	32%	—%	17%	(8)%	15%
Plus: Currency translation effects	—%	—%	—%	1%	—%	1%	1%	1%	1%
Constant currency sales change	27%	5%	17%	8%	32%	1%	18%	(7)%	16%
Less: Acquisitions	—%	—%	—%	—%	20%	—%	4%	—%	4%
Organic constant currency sales change	27%	5%	17%	8%	12%	1%	14%	(7)%	12%
*Fixed Gas and Flame Detection includes the impact of the Bacharach     acquisition completed on July 1, 2021. Acquisition constant currency revenue growth represents six months of Bacharach net sales from January 1, 2022 through June 30, 2022.

Organic constant currency sales change is a non-GAAP financial measure provided by the Company to give a better understanding of the Company's underlying business performance. Organic constant currency sales change is calculated by deducting the percentage impact from acquisitions and currency translation effects from the overall percentage change in net sales.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

International Segment

	Three Months Ended September 30, 2022
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	(13)%	(16)%	15%	(12)%	(1)%	(3)%	(7)%	8%	(5)%
Plus: Currency translation effects	12%	12%	11%	8%	8%	13%	11%	16%	11%
Constant currency sales change	(1)%	(4)%	26%	(4)%	7%	10%	4%	24%	6%
Less: Acquisitions	—%	—%	—%	—%	—%	—%	—%	—%	—%
Organic constant currency sales change	(1)%	(4)%	26%	(4)%	7%	10%	4%	24%	6%

	Nine Months Ended September 30, 2022
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	(2)%	(5)%	8%	(7)%	8%	(17)%	(1)%	(1)%	(1)%
Plus: Currency translation effects	9%	9%	7%	7%	7%	8%	8%	11%	8%
Constant currency sales change	7%	4%	15%	—%	15%	(9)%	7%	10%	7%
Less: Acquisitions	—%	—%	—%	—%	11%	—%	3%	—%	2%
Organic constant currency sales change	7%	4%	15%	—%	4%	(9)%	4%	10%	5%

*Fixed Gas and Flame Detection includes the impact of the Bacharach acquisition completed on July 1, 2021. Acquisition constant currency revenue growth represents six months of Bacharach net sales from January 1, 2022 through June 30, 2022.

Organic constant currency sales change is a non-GAAP financial measure provided by the Company to give a better understanding of the Company's underlying business performance. Organic constant currency sales change is calculated by deducting the percentage impact from acquisitions and currency translation effects from the overall percentage change in net sales.

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MSA Safety Incorporated
Supplemental Segment Information (Unaudited)
Summary of constant currency revenue growth by segment and product group

	Three Months Ended September 30, 2022
	Consolidated	Americas	International
Breathing Apparatus	34%	53%	(1)%
Industrial Head Protection	22%	20%	26%
Firefighter Helmets & Protective Apparel	15%	23%	(4)%
Fixed Gas and Flame Detection	13%	16%	7%
Fall Protection	4%	1%	10%
Portable Gas Detection	(2)%	(2)%	(4)%
Core Sales	16%	22%	4%

Non-Core Sales	16%	11%	24%

Net Sales	16%	21%	6%
Net Sales excluding Acquisitions	16%	21%	6%

.

	Nine Months Ended September 30, 2022
	Consolidated	Americas	International
Breathing Apparatus	21%	27%	7%
Industrial Head Protection	17%	17%	15%
Firefighter Helmets & Protective Apparel	5%	5%	4%
Fixed Gas and Flame Detection*	25%	32%	15%
Fall Protection	(3)%	1%	(9)%
Portable Gas Detection	5%	8%	—%
Core Sales	14%	18%	7%

Non-Core Sales	—%	(7)%	10%

Net Sales	13%	16%	7%
Net Sales excluding Acquisitions	9%	12%	5%

*Fixed Gas and Flame Detection includes the impact of the Bacharach acquisition completed on July 1, 2021. Acquisition constant currency revenue growth represents six months of Bacharach net sales from January 1, 2022 through June 30, 2022.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	% Change	2022	2021	% Change

Net income attributable to MSA Safety Incorporated	$44,906	$21,180	112%	$128,141	$82,816	55%

Product liability expense	4,035	10,688		9,733	25,235
Acquisition related costs (a)	2,899	7,351		8,398	11,891
Restructuring charges	899	3,853		3,146	12,239
Asset related losses and other	4,652	375		4,776	423
Currency exchange losses (gains), net	2,979	100		4,788	(359)
Income tax expense on adjustments	(3,331)	(4,105)		(7,400)	(13,504)
Adjusted earnings	$57,039	$39,442	45%	$151,582	$118,741	28%

Adjusted earnings per diluted share	$1.45	$1.00	45%	$3.85	$3.01	28%

(a) Acquisition related costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during due diligence and integration. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income. Acquisition related costs also include the acquisition related amortization, which is included in cost of products sold in the unaudited Condensed Consolidated Statements of Income.

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.
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About MSA:
Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products that protect people and facility infrastructures.  Many MSA products integrate a combination of electronics, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations.  The company's comprehensive product line is used by workers around the world in a broad range of markets, including the oil, gas and petrochemical industry, the fire service, the construction industry, mining and the military.  MSA's core products include self-contained breathing apparatus, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel, and fall protection devices.  With 2021 revenues of $1.4 billion, MSA employs approximately 4,800 people worldwide.  The company is headquartered north of Pittsburgh in Cranberry Township, Pa., and has manufacturing operations in the United States, Europe, Asia and Latin America.  With more than 40 international locations, MSA realizes approximately half of its revenue from outside North America.  For more information visit MSA's web site at www.MSAsafety.com.

Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward-looking statements, including without limitation global economic conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in foreign countries. A full listing of these risks, uncertainties and other factors are detailed from time-to-time in our filings with the United States Securities and Exchange Commission ("SEC"), including our most recent Form 10-K filed on February 18, 2022. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. MSA undertakes no duty to publicly update any forward-looking statements contained herein, except as required by law.

Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, and adjusted earnings per diluted share. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, together with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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